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Exhibit 10.3

FIRST AMENDMENT

        FIRST AMENDMENT, dated as of January 22, 2004 (this "Amendment"), to the Credit Agreement, dated as of September 24, 2003 (the "Credit Agreement"), among INFRASOURCE SERVICES, INC. (formerly known as Dearborn Holdings Corporation), a Delaware corporation ("Holdings"), INFRASOURCE INCORPORATED, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent, and BARCLAYS BANK PLC, as administrative agent (the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

        WHEREAS, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

        2.    Amendment to Section 1.1 (Defined Terms).    (a) Section 1.1 of the Credit Agreement is hereby amended by amending the following definition to read in its entirety as follows:

          "'L/C Commitment': $35,000,000."

          (b)   Section 1.1 of the Credit Agreement is hereby further amended by deleting the amount "$40,000,000" from the last sentence of the definition of "Revolving Commitment" and substituting therefor the amount "$50,000,000".

          (c)   Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms in appropriate alphabetical order:

          "'First Amendment': the First Amendment, dated as of January 22, 2004, to this Agreement."

          "'First Amendment Effective Date': the "Amendment Effective Date", as defined in the First Amendment."

          "'Maslonka': Maslonka & Associates, Inc., an Arizona corporation."

          "'Maslonka Acquisition': the acquisition by the Borrower of all the issued and outstanding Capital Stock of Maslonka pursuant to an Agreement and Plan of Merger, dated as of January 16, 2004, among the Borrower, Holdings, MAI Acquisition, Inc., Maslonka and the sellers named therein."

          "'Maslonka Convertible Indebtedness': Indebtedness of Holdings in an aggregate principal amount not to exceed $33,000,000 to be issued at par to certain of the shareholders of Holdings at or about the time of completion of the Maslonka Acquisition, the proceeds of which shall be used to finance the Maslonka Acquisition, which Indebtedness shall be evidenced by one or more promissory notes in substantially the form of the promissory note attached as Exhibit A to the First Amendment."

        3.    Amendment to Section 2.17 (Pro Rata Treatment and Payments).    Section 2.17(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Percentages or, unless each Revolving Lender adversely affected thereby otherwise agrees, Revolving Percentages, as the case may be, of the relevant Lenders."

        4.    Amendment to Section 6.10 (Additional Collateral, etc.).    Section 6.10(c) of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

          "The provisions of this Section 6.10(c) shall not apply (a) for a period commencing on the First Amendment Effective Date and ending on the date which is six months thereafter, to the new Subsidiary Utility Locate & Mapping Services, Inc., whether or not such entity became or becomes a new Subsidiary before or after the First Amendment Effective Date or (b) for a period commencing on the First Amendment Effective Date and ending on the earlier of the date which is two months thereafter and the date upon which the Maslonka Acquisition is completed, to the new Subsidiary formed to effect the Maslonka Acquisition, MAI Acquisition Inc., an Arizona corporation."

        5.    Amendment to Section 7.2 (Indebtedness).    Section 7.2 of the Credit Agreement is hereby amended by (a) changing Section 7.2(j) to become Section 7.2(k), (b) deleting the word "and" from the end of Section 7.2(i) and (c) adding thereto a new Section 7.2(j) to read in its entirety as follows:

          "(j) Indebtedness of Holdings in respect of the Maslonka Convertible Indebtedness; and"

        Amendment to Section 7.3 (Liens). Section 7.3 of the Credit Agreement is hereby amended (a) by (i) changing Section 7.3(t) to become Section 7.3(u), (ii) deleting the word "and" from the end of Section 7.3(s) and (iii) adding thereto a new Section 7.3(t) to read in its entirety as follows:

          "(t) Liens in existence on the date of consummation of the Maslonka Acquisition on contracts entered into with its customers by Maslonka, and on all assets related thereto and to the projects that are the subject thereof, to secure the obligations of Maslonka in respect of surety bonds issued on its behalf to assure performance of such contracts; and"

        and (b) deleting paragraph (r) therefrom and substituting the following in its place:

          "Liens on cash reserves securing Indebtedness of the Borrower and its Subsidiaries in respect of letters of credit or surety bonds permitted by Section 7.2(f); and Liens on cash reserves securing other obligations of the Borrower and its Subsidiaries in respect of letters of credit or surety bonds arising in the ordinary course of business, to the extent not provided to secure the repayment of other Indebtedness of the Borrower and its Subsidiaries;"

        Amendment to Section 7.6 (Restricted Payments). Section 7.6(c) of the Credit Agreement is hereby amended by deleting the amount "$250,000" from clause (i) thereof and substituting therefor the amount "$500,000".

        6.    Amendment to Section 7.7 (Capital Expenditures).    (a) Section 7.7 of the Credit Agreement is hereby amended by deleting the amount "$9,000,000" from clause (c) thereof and substituting therefor the amount "$15,000,000".

        (b)   Section 7.7 of the Credit Agreement is hereby further amended by deleting the table contained therein in its entirety and by substituting the following in its place:

"Fiscal Year	Capital Expenditures
2003	$22,000,000
2004	$31,650,000
2005	$34,350,000
2006	$37,200,000
2007	$39,750,000
2008	$41,100,000
2009	$42,450,000
2010	$43,950,000	"

        7.    Amendment to Section 7.8 (Investments).    Section 7.8 of the Credit Agreement is hereby amended by (a) deleting the word "and" from the end of Section 7.8(l), (b) deleting the "." from the end of Section 7.8(m) and substituting therefor the word "and" and (c) adding thereto a new Section 7.8(n) to read in its entirety as follows:

          "(n) the Maslonka Acquisition."

        8.    Amendment to Section 7.10 (Transactions with Affiliates).    Section 7.10 of the Credit Agreement is hereby amended by (a) deleting the word "and" from the end of clause (ii) and substituting therefore a ",", (b) deleting the "." from the end of clause (iii) and substituting therefore the word "and" and (c) adding thereto a new clause (iv) to read in its entirety as follows:

          "(iv) the issuance to the Permitted Investors of the Maslonka Convertible Indebtedness."

        9.    Amendment to Section 8 (Events of Default).    Section 8(m) of the Credit Agreement is hereby amended by adding thereto, immediately prior to clause (v) thereof, a new clause (u) to read in its entirety as follows:

          "(u) Indebtedness of Holdings in respect of the Maslonka Convertible Indebtedness,"

        10.    Amendment to Schedule 1.1A.    Schedule 1.1A of the Credit Agreement is hereby amended by deleting the portion of the table contained therein which lists the Revolving Commitments in its entirety and by substituting the following in its place:

Lender Name	Revolving Commitment
Barclays Bank PLC	$20,000,000.00
LaSalle Bank National Association	$20,000,000.00
Lehman Commercial Paper, Inc.	$5,000,000.00
Credit Suisse First Boston	$2,500,000.00
Merrill Lynch Capital Corp.	$2,500,000.00
Total	$50,000,000.00

        11.    Addition of New Lenders.    By executing and delivering this Amendment, each of Lehman Commercial Paper, Inc., Credit Suisse First Boston and Merrill Lynch Capital Corp. hereby becomes a party to the Credit Agreement as a Revolving Lender thereunder with the same force and effect as if originally named therein as a Revolving Lender and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Revolving Lender thereunder.

        12.    Representations and Warranties.

          (a)    Credit Agreement Representations and Warranties.    On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

          (b)    Corporate Power; Authorization; Enforceable Obligations.    Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment. Each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment. The Credit Agreement, as amended by this Amendment, continues to constitute a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability maybe limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c)    No Legal Bar.    The execution, delivery and performance of this Amendment and any other related documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenue pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents).

        13.    Conditions to Effectiveness.    This Amendment shall become effective on the date (the "Amendment Effective Date") upon which the Administrative Agent shall have received: (i) this Amendment, executed by the Required Lenders, the Issuing Lender, Lehman Commercial Paper, Inc., Credit Suisse First Boston, Merrill Lynch Capital Corp., the Borrower, Holdings and each Subsidiary Guarantor, (ii) a certificate executed on behalf of the Borrower by a duly authorized officer thereof, dated the Amendment Effective Date, attaching the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment and (iii) payment of all expenses of the Administrative Agent and the Lenders for which invoices have been presented (including the invoices of Simpson Thacher & Bartlett LLP) on or before the Amendment Effective Date.

        14.    Continuing Effects.    Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

        15.    Expenses.    The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.

        16.    Counterparts.    This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        17.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INFRASOURCE INCORPORATED
By:	/s/ DAVID HELWIG
Name:	David Helwig
Title:	Chief Executive Officer

INFRASOURCE SERVICES, INC.
By:	/s/ DAVID HELWIG
Name:	David Helwig
Title:	Chief Executive Officer

BARCLAYS BANK PLC, as Administrative Agent and as a Lender
By:	/s/ JOHN GIANNONE
Name:	John Giannone
Title:	Director

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender and the Issuing Lender
By:	/s/ JAMES P. BAHLEDA
Name:	James P. Bahleda
Title:	Assistant Vice President

INFRASOURCE INCORPORATED FIRST AMENDMENT
Lehman Commercial Paper, Inc.

By:	/s/ FRANCIS CHANG
Name:	Francis Chang
Title:	Vice President

INFRASOURCE INCORPORATED FIRST AMENDMENT
CREDIT SUISSE FIRST BOSTON, Acting Through Its Cayman Island Branch

By:	/s/ JAMES P. MORAN
Name:	James P. Moran
Title:	Director

By:	/s/ CASSANDRA DROOGAN
Name:	Cassandra Droogan
Title:	Associate

INFRASOURCE INCORPORATED FIRST AMENDMENT
Merrill Lynch Capital Corporation

By:	/s/ CAROL FEELEY
Name:	Carol Feeley
Title:	Vice President

ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing First Amendment.

INFRASOURCE CORPORATE SERVICES, INC.
By:	/s/ DAVID HELWIG
Title:	President

DASHIELL HOLDINGS CORPORATION
By:	/s/ DAVID HELWIG
Title:	Secretary

DASHIELL CORPORATION
By:	/s/ DAVID HELWIG
Title:	Secretary

DACON CORPORATION
By:	/s/ DAVID HELWIG
Title:	Secretary

ELECTRIC SERVICES, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

M.J. ELECTRIC, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

BLAIR PARK SERVICES, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

OSP CONSULTANTS, INC.
By:	/s/ DAVID HELWIG
Title:	President

INTERNATIONAL COMMUNICATIONS SERVICES, INC.
By:	/s/ DAVID HELWIG
Title:	President

OSP, INC.
By:	/s/ DAVID HELWIG
Title:	President

OSP TELCOM, INC.
By:	/s/ DAVID HELWIG
Title:	President

RJE TELECOM, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

SUNESYS, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

SUNESYS OF VIRGINIA, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

CHOWNS COMMUNICATIONS, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

TRINITY INDUSTRIES, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

MRM TECHNICAL GROUP, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

ACONITE CORPORATION
By:	/s/ DAVID HELWIG
Title:	Secretary

GAS DISTRIBUTION CONTRACTORS, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

MECHANICAL SPECIALTIES, INCORPORATED
By:	/s/ DAVID HELWIG
Title:	Secretary

MID-ATLANTIC PIPELINERS, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

MUELLER DISTRIBUTION CONTRACTORS, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

MUELLER PIPELINERS, INC.
By:	/s/ DAVID HELWIG
Title:	Secretary

INFRASOURCE UNDERGROUND CONSTRUCTION, LLC
By:	/s/ DAVID HELWIG
Title:	Secretary

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FIRST AMENDMENT
ACKNOWLEDGEMENT AND CONSENT